UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on October 3, 2024, Coeur Mining, Inc., a Delaware corporation (“Coeur”), SilverCrest Metals Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“SilverCrest”), 1504648 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Coeur (“Canadian Sub”), Coeur Rochester, Inc., a Delaware corporation, and Compañía Minera La Llamarada, S.A. de C.V., a company existing under the laws of Mexico, agreed to a strategic business combination transaction (the “Arrangement”). On February 14, 2025 (the “Closing Date”), pursuant to the terms and conditions set forth in the Arrangement Agreement, Coeur (through the Canadian Sub) acquired all of the issued and outstanding common shares of SilverCrest (each, a “SilverCrest Common Share”) pursuant to a Plan of Arrangement with SilverCrest becoming a wholly-owned subsidiary of Coeur.

The foregoing descriptions of the Arrangement and Arrangement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Coeur on October 4, 2024 and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.01.

At the effective time of the Arrangement (the “Effective Time”), among other things:

•
each SilverCrest shareholder received 1.6022 shares of common stock (the “Exchange Ratio”), par value $0.01 per share, of Coeur (the “Coeur Common Stock”), in exchange for each SilverCrest Common Share they held; and

•
each option to purchase SilverCrest Common Shares (a “SilverCrest Option”) outstanding immediately prior to the Effective Time was exchanged for an option to acquire shares of Coeur Common Stock (a “Coeur Option”), exercisable to purchase from Coeur the number of shares of Coeur Common Stock equal to the product of (1) the number of SilverCrest Common Shares subject to the SilverCrest Option immediately before the Effective Time multiplied by (2) the Exchange Ratio (rounded down to the nearest whole number of shares of Coeur Common Stock).

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.  The securities issued pursuant to the Arrangement Agreement, consisting of approximately 239 million shares of Coeur Common Stock and 5 million Coeur Options, were issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act").

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 3.03.

Item 5.02.	Departure of Directors; Election of Directors.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.02.

Pursuant to the Arrangement Agreement, at the Effective Time, N. Eric Fier, SilverCrest's chief executive officer and director, and Pierre Beaudoin, a member of SilverCrest’s board of directors, joined Coeur’s board of directors. Coeur has agreed to nominate such SilverCrest directors for election as a director to Coeur’s board of directors at the next annual general meeting of Coeur, so long as such SilverCrest directors meet any applicable qualification requirements to serve as directors under applicable laws and have delivered their consents to act as directors of Coeur.

Mr. Fier is a Certified Professional Geologist (USA) and Engineer (Canada) with over 35 years of experience in the international mining industry, including with exploration, acquisition, development and production of numerous mining projects in Guyana, Chile, Brazil, Central America, Mexico and Peru. He has in-depth knowledge of project evaluation and management, reserve estimation and economic analysis, construction, and operations management. Mr. Fier previously worked as Chief Geologist with Pegasus Gold Corp., Senior Engineer & Manager with Newmont Mining Corp. and Project Manager with Eldorado Gold Corp. He is currently the Executive Chairman of Mako Mining Corp. and previously served as Executive Chairman of Goldsource Mines, Inc.

Mr. Beaudoin is a mineral processing professional with over 30 years of international operating and project development experience. Mr. Beaudoin joined the SilverCrest board in June 2018 and subsequently became the Chief Operating Officer in November 2018. During his five years in the role, he successfully led the technical studies, build and ramp-up of the Las Chispas operation. Mr. Beaudoin retired from this role in early 2024 and rejoined the SilverCrest board. Mr. Beaudoin previously worked as both Chief Operating Officer and Senior Vice President of Capital Projects with Detour Gold Corporation and in capital projects and management roles with Barrick Gold Corporation. He currently serves as Chairman of Radisson Mining Resources, Inc.

The compensation of each of Mr. Fier and Mr. Beaudoin for his respective service as a non-employee director will be consistent with that of Coeur’s other non-employee directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.

On February 13, 2025, in connection with the Arrangement and in accordance with the terms of the Arrangement Agreement, Coeur’s certificate of incorporation was amended in the form attached hereto as Exhibit 3.1 (the “Certificate of Incorporation Amendment”), to increase the number of authorized shares of Coeur Common Stock from 600,000,000 shares to 900,000,000 shares, such share authorization having been approved at Coeur’s special meeting of stockholders held on February 6, 2025.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

Coeur issued a press release announcing the completion of the Arrangement on February 14, 2025. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information, including Exhibit 99.1 attached hereto, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this item are not being filed herewith. They will be filed with the SEC by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. It will be filed with the SEC by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.
Exhibit No.	Description

2.1*
Arrangement Agreement, dated as of October 3, 2024 by and among Coeur Mining, Inc., SilverCrest Metals Inc., 1504648 B.C. Unlimited Liability Company, Coeur Rochester, Inc. and Compañía Minera La Llamarada, S.A. de C.V. (incorporated by reference to Exhibit 2.1 of Coeur’s Current Report on Form 8-K filed with the SEC on October 4, 2024)

3.1	Amendment to the Certificate of Incorporation of Coeur Mining, Inc., dated February 13, 2025
99.1	Press release, dated February 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Coeur hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

Forward-Looking Statements

Certain statements in this document concerning the proposed Arrangement, including any statements regarding the expected timetable for completing the Arrangement, the results, effects, benefits and synergies of the Arrangement, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Coeur’s or SilverCrest’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Coeur’s or SilverCrest’s plans and expectations with respect to the proposed Arrangement and the anticipated impact of the proposed Arrangement on the combined company’s results of operations, financial position, growth opportunities and competitive position, including maintaining current Coeur and SilverCrest management, strategies and plans and integration. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Coeur nor SilverCrest assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: February 14, 2025	By:	/s/ Thomas S. Whelan
Name: Thomas S. Whelan
Title: Senior Vice President and Chief Financial Officer